Derivative Liabilities	3 Months Ended
Mar. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Liabilities
5.	DERIVATIVE LIABILITIES

As described in Note 4, the Company has issued a convertible preferred certificate and warrants with certain reset provisions. The Company accounted for these reset provisions in accordance with ASC 815-40, which requires that the Company bifurcate the embedded conversion option as liability at the grant date and to record changes in fair value relating to the conversion option liability and warrants in the statement of operations as of each subsequent balance sheet date. The initial value of these liabilities was $10,504. They were re-measured at March 31, 2012 and a gain of $736 was recognized for the quarter ended March 31, 2012.